SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               -------------


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): March 12, 2001


                       INTERMEDIA COMMUNICATIONS INC.
                      --------------------------------
             (Exact Name of Registrant as Specified in Charter)


           DELAWARE                    0-20135               59-2913586
          ----------                  ---------             ------------
(State or Other Jurisdiction of      (Commission           (IRS Employer
        Incorporation)               File Number)          Identification No.)


           One Intermedia Way, Tampa, Florida                   33647
        -----------------------------------------------------------------
         (Address of principal executive offices)              (zip code)


        Registrant's telephone number, including area code:  (813) 829-0011
                                                             --------------


                               NOT APPLICABLE
 --------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.    OTHER EVENTS.

           On March 12, 2001, Intermedia Communications Inc. (the "Company") issued the attached press release.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

(a)     Financial Statements

        Not applicable.

(b)     Pro Forma Financial Statements

        Not applicable.

(c)     Exhibits

No.        Description
---        -----------

99.1       Press Release of Intermedia Communications Inc., dated March 12,
           2001.


                                 SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERMEDIA COMMUNICATIONS INC.


                                    By:  /s/ Robert M. Manning
                                         -----------------------------
                                         Name:  Robert M. Manning
                                         Title: Senior Vice President and
                                                  Chief Financial Officer


Dated:  March 14, 2001


                               EXHIBIT INDEX


Exhibit No.   Description
-----------   -----------

99.1          Press Release of Intermedia Communications Inc., dated March 12,
              2001.